CONTACT:  David P. Williams

(513) 762-6901

Chemed Reports Second-Quarter 2023 Results

CINCINNATI, July 26, 2023—Chemed Corporation (Chemed) (NYSE: CHE), which operates VITAS Healthcare Corporation (VITAS), one of the nation’s largest providers of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its second quarter ended June 30, 2023, versus the comparable prior-year period, as follows:

Consolidated operating results:

•	Revenue increased 4.2% to $554 million
•	GAAP Diluted Earnings-per-Share (EPS) of $3.51
•	Adjusted Diluted EPS of $4.71, a decrease of 2.7%

VITAS segment operating results:

•	Net Patient Revenue of $321 million, an increase of 7.8%
•	Average Daily Census (ADC) of 18,392, an increase of 6.2%
•	Admissions of 15,611, an increase of 5.9%
•	Net Income, excluding certain discrete items, of $35.7 million, an increase of 1.3%
•	Adjusted EBITDA, excluding Medicare Cap, of $50.7 million, an increase of 1.4%
•	Adjusted EBITDA margin, excluding Medicare Cap, of 15.7%, a decline of 101-basis points

Roto-Rooter segment operating results:

•	Revenue of $233 million, a decline of 0.2%
•	Net Income, excluding certain discrete items, of $46.1 million, a decrease of 5.6%
•	Adjusted EBITDA of $65.9 million, a decline of 4.5%
•	Adjusted EBITDA margin of 28.3%, a decline of 128-basis points

VITAS

VITAS net revenue was $321 million in the second quarter of 2023, which is an increase of 7.8% when compared to the prior year period.  This revenue increase is comprised primarily of a 6.2% increase in days-of-care and a geographically weighted average Medicare reimbursement rate increase of approximately 2.7%, partially offset by 100-basis points as a result of CMS reimplementing sequestration that was suspended at the start of the pandemic.  Acuity mix shift had minimal impact in the quarter when compared to the prior-year revenue and level-of-care mix.

The combination of Medicare Cap and other contra revenue changes negatively impacted revenue growth by 10-basis points.

In the second quarter of 2023, VITAS accrued $2.75 million in Medicare Cap billing limitations.  This compares to a $2.0 million Medicare Cap billing limitation in the second quarter of 2022.

Of VITAS’ 30 Medicare provider numbers, 24 provider numbers have a trailing nine-month Medicare Cap cushion of 10% or greater, three provider numbers have a cushion between 5% and 10%, and three provider numbers have a trailing nine-month billing limitation liability.

Average revenue per patient per day in the second quarter of 2023 was $197.02 which is 178-basis points above the prior-year period. Reimbursement for routine home care and high acuity care averaged $172.91 and $1,031.58, respectively.  During the quarter, high acuity days-of-care were 2.8% of total days of care, essentially equal to the prior-year quarter.

The second quarter 2023 gross margin, excluding Medicare Cap and the hiring and retention bonus program, was 22.7%.  This is a 143-basis point increase when compared to the second quarter of 2022. The margin increase is net of sequestration which reduced reimbursement 100-basis points when compared to the prior year. During the quarter,  VITAS increased the licensed healthcare staff by 309 professionals.  This results in  total licensed staff increasing by 784 professionals since the inception of the retention program on July 1, 2022.  The increase of 309 net professionals hired during the second quarter of 2023, basically underutilized capacity, is estimated to have negatively impacted margins in the quarter by approximately 80-basis points.

Selling, general and administrative expenses were $22.7 million in the second quarter of 2023 and compares to $23.1 million incurred in the prior-year quarter.  Adjusted EBITDA, excluding Medicare Cap, totaled $50.7 million in the quarter, an increase of 1.4%.  Adjusted EBITDA margin in the quarter, excluding Medicare Cap, was 15.7%, which is 101-basis points below the prior-year period.  This Adjusted EBITDA margin was negatively impacted by 100-basis points for the reimplementation of sequestration and approximately 80-basis points due to the addition of 309 licensed professionals during the second quarter of 2023.

Roto-Rooter

Roto-Rooter generated quarterly revenue of $233 million in the second quarter of 2023, a decline of 0.2%, when compared to the prior-year quarter.

Roto-Rooter branch commercial revenue in the quarter totaled $55.5 million, an increase of 1.3%, over the prior year.  This aggregate commercial revenue growth consisted of drain cleaning revenue declining 3.0%, plumbing increasing 5.4%, excavation increasing 2.9%, and water restoration increasing 9.7%.

Roto-Rooter branch residential revenue in the quarter totaled $158 million, a decline of 1.1%, over the prior-year period.  This aggregate residential revenue growth consisted of drain cleaning decreasing 8.6%, plumbing declining 2.8%, excavation expanding 3.8%, and water restoration increasing 2.5%.

Roto-Rooter’s gross margin in the quarter was 52.3%, an 89-basis point decline when compared to the second quarter of 2022.  Adjusted EBITDA in the second quarter of 2023 totaled $65.9 million, a decrease of 4.5%.  The Adjusted EBITDA margin in the quarter was 28.3%, which is  128-basis points below the prior year period.

Chemed Consolidated

As of June 30, 2023, Chemed had total cash and cash equivalents of $160 million and no current or long-term debt.

In June 2022, Chemed entered into a five-year $550 million Amended and Restated Credit Agreement (Credit Agreement).  This Credit Agreement consisted of a $100 million amortizable term loan and a $450 million revolving credit facility. The interest rate on this Credit Agreement has a floating rate that is currently SOFR plus 100-basis points.  During the quarter, the Company paid off the remaining portion of the term loan.  The Company has approximately $405 million of undrawn borrowing capacity under the Credit Agreement.

During the quarter, the Company repurchased 25,000 shares of Chemed stock for $13.4 million which equates to a cost per share of $536.98.  As of June 30, 2023, there was approximately $74 million of remaining share repurchase authorization under its plan.

Guidance for 2023

VITAS 2023 revenue, prior to Medicare Cap, is estimated to increase 8.5% to 9.5% when compared to 2022.  Forecasted revenue growth is negatively impacted by 75-basis points as a result of the sequestration relief in the first half of 2022 compared to a full year of sequestration in 2023.  ADC is estimated to increase 6.5% to 7.5%.  Full year adjusted EBITDA margin, prior to Medicare Cap and accrued retention bonuses related to the hiring initiatives, is estimated to be 16.5% to 17.0%.  We are currently estimating $11 million for Medicare Cap billing limitations in calendar year 2023.

Roto-Rooter is forecasted to achieve full-year 2023 revenue growth of 1.0% to 2.0%. Roto-Rooter’s adjusted EBITDA margin for 2023 is expected to be 28.0% to 28.5%.

Based upon the above, full-year 2023 earnings per diluted share, excluding: non-cash expense for stock options, tax benefits from stock option exercises, costs related to litigation, retention program for licensed healthcare employees, and other discrete items, is estimated to be in the range of $19.90 to $20.10.  Current 2023 guidance assumes an effective corporate tax rate on adjusted earnings of 24.7% and a diluted share count of 15.2 million shares.  Chemed’s 2022 reported adjusted earnings per diluted share was $19.75.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Thursday July 27, 2023, to discuss the company's quarterly results and to provide an update on its business. Participants may access a live webcast of the conference call through the investor relations section of Chemed’s website, Investor Relations Home | Chemed Corporation or the hosting website https://edge.media-server.com/mmc/p/ntafx2iw.

Participants may also register via teleconference at: https://register.vevent.com/register/BI8193ef2f50f34636bd3182c2d88daff9.

Once registration is completed, participants will be provided with a dial-in number containing a personalized conference code to access the call. All participants are instructed to dial-in 15 minutes prior to the start time.

A  taped replay of the conference call will be available beginning approximately two hours after the call's conclusion. You may access the replay via webcast through the investor relations section of Chemed’s website.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary.  VITAS provides daily hospice services to approximately 18,400 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water cleanup services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies.  These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures.  Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales.  A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of  qualified nurses,  other healthcare professionals and  licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of  Business by  Segment" or "Risk Factors" in Chemed’s  most recent  report on  form 10-Q  or 10-K and its other filings with the Securities and Exchange Commission.  You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Service revenues and sales	$553,816	$531,288	1,113,973	$1,061,837
Cost of services provided and goods sold	374,193	336,821	744,898	673,373
Selling, general and administrative expenses (aa)	94,987	87,853	195,082	177,807
Depreciation	12,634	12,714	24,920	24,852
Amortization	2,514	2,520	5,027	5,038
Other operating (income)/expense	(18)	(558)	1,721	(545)
Total costs and expenses	484,310	439,350	971,648	880,525
Income from operations	69,506	91,938	142,325	181,312
Interest expense	(771)	(902)	(2,322)	(1,712)
Other income/(expense)--net (bb)	1,609	(4,930)	1,506	(8,792)
Income before income taxes	70,344	86,106	141,509	170,808
Income taxes	(16,967)	(19,650)	(34,011)	(40,183)
Net income	$53,377	$66,456	$107,498	$130,625
Earnings Per Share
Net income	$3.54	$4.45	$7.16	$8.73
Average number of shares outstanding	15,058	14,932	15,013	14,959
Diluted Earnings Per Share
Net income	$3.51	$4.40	$7.09	$8.62
Average number of shares outstanding	15,219	15,111	15,167	15,152

(aa) Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
SG&A expenses before long-term incentive compensation
and the impact of market value adjustments related to
deferred compensation plans	$91,733	$91,422	$189,634	$184,000
Long-term incentive compensation	1,750	1,517	4,264	2,827
Market value adjustments related to deferred
compensation trusts	1,504	(5,086)	1,184	(9,020)
Total SG&A expenses	$94,987	$87,853	$195,082	$177,807

(bb) Other income/(expense)--net comprises (in thousands):
	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Market value adjustments related to deferred
compensation trusts	$1,504	$(5,086)	$1,184	$(9,020)
Interest income	113	154	263	226
Other	(8)	2	59	2
Total other income/(expense)--net	$1,609	$(4,930)	$1,506	$(8,792)

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)(unaudited)

	June 30,
	2023	2022
Assets
Current assets
Cash and cash equivalents	$159,924	$9,640
Accounts receivable less allowances	120,314	136,555
Inventories	11,684	10,696
Prepaid income taxes	16,666	17,256
Prepaid expenses	28,572	28,999
Total current assets	337,160	203,146
Investments of deferred compensation plans held in trust	99,522	96,061
Properties and equipment, at cost less accumulated depreciation	208,101	192,005
Lease right of use asset	127,215	128,290
Identifiable intangible assets less accumulated amortization	94,932	103,837
Goodwill	581,542	579,653
Other assets	56,708	9,972
Total Assets	$1,505,180	$1,312,964
Liabilities
Current liabilities
Accounts payable	$41,058	$73,975
Current portion of long-term debt	-	5,000
Accrued insurance	57,461	54,828
Accrued compensation	74,384	68,290
Accrued legal	6,096	808
Short-term lease liability	38,779	39,062
Other current liabilities	84,709	43,105
Total current liabilities	302,487	285,068
Deferred income taxes	36,681	21,054
Long-term debt	-	111,800
Deferred compensation liabilities	98,941	95,624
Long-term lease liability	102,112	103,389
Other liabilities	12,880	11,069
Total Liabilities	553,101	628,004
Stockholders' Equity
Capital stock	36,996	36,651
Paid-in capital	1,240,415	1,089,129
Retained earnings	2,294,004	2,090,214
Treasury stock, at cost	(2,621,657)	(2,533,306)
Deferred compensation payable in Company stock	2,321	2,272
Total Stockholders' Equity	952,079	684,960
Total Liabilities and Stockholders' Equity	$1,505,180	$1,312,964

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)(unaudited)

	For the Six Months Ended June 30,
	2023	2022
Cash Flows from Operating Activities
Net income	$107,498	$130,625
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	29,947	29,890
Stock option expense	16,882	14,667
Noncash long-term incentive compensation	3,493	2,497
Benefit for deferred income taxes	(1,932)	(2,129)
Noncash directors' compensation	1,444	1,170
Amortization of debt issuance costs	420	153
Changes in operating assets and liabilities, excluding
amounts acquired in business combinations:
Decrease in accounts receivable	20,100	887
Increase in inventories	(1,412)	(587)
Decrease in prepaid expenses	1,719	3,689
Increase/(decrease) in accounts payable and
other current liabilities	8,561	(24,001)
Change in current income taxes	1,865	27
Net change in lease assets and liabilities	(1,046)	705
(Increase)/decrease in other assets	(3,810)	2,071
Increase/(decrease) in other liabilities	7,344	(1,491)
Other sources/(uses)	1,736	(503)
Net cash provided by operating activities	192,809	157,670
Cash Flows from Investing Activities
Capital expenditures	(33,420)	(25,610)
Proceeds from sale of fixed assets	360	1,757
Business combinations, net of cash acquired	(305)	(1,650)
Other uses	(169)	(132)
Net cash used by investing activities	(33,534)	(25,635)
Cash Flows from Financing Activities
Payments on other long-term debt	(97,500)	-
Proceeds from other long-term debt	-	100,000
Proceeds from exercise of stock options	53,675	12,869
Purchases of treasury stock	(13,425)	(77,214)
Dividends paid	(11,412)	(10,722)
Capital stock surrendered to pay taxes on stock-based compensation	(5,313)	(12,115)
Debt issuance costs	-	(1,510)
Payments on revolving line of credit	-	(263,300)
Proceeds from revolving line of credit	-	95,100
Change in cash overdrafts payable	-	1,716
Other sources/(uses)	498	(114)
Net cash used by financing activities	(73,477)	(155,290)
Increase/(decrease) in Cash and Cash Equivalents	85,798	(23,255)
Cash and cash equivalents at beginning of year	74,126	32,895
Cash and cash equivalents at end of year	$159,924	$9,640

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED JUNE 30, 2023 AND 2022
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2023 (a)
Service revenues and sales	$320,861	$232,955	$-	$553,816
Cost of services provided and goods sold	263,085	111,108	-	374,193
Selling, general and administrative expenses	22,656	56,012	16,319	94,987
Depreciation	4,940	7,681	13	12,634
Amortization	26	2,488	-	2,514
Other operating expense/(income)	26	(44)	-	(18)
Total costs and expenses	290,733	177,245	16,332	484,310
Income/(loss) from operations	30,128	55,710	(16,332)	69,506
Interest expense	(51)	(124)	(596)	(771)
Intercompany interest income/(expense)	4,810	2,869	(7,679)	-
Other income—net	70	35	1,504	1,609
Income/(loss) before income taxes	34,957	58,490	(23,103)	70,344
Income taxes	(8,829)	(14,116)	5,978	(16,967)
Net income/(loss)	$26,128	$44,374	$(17,125)	$53,377

2022 (b)
Service revenues and sales	$297,781	$233,507	$-	$531,288
Cost of services provided and goods sold	227,533	109,288	-	336,821
Selling, general and administrative expenses	23,148	54,982	9,723	87,853
Depreciation	6,062	6,634	18	12,714
Amortization	26	2,494	-	2,520
Other operating expense/(income)	(807)	249	-	(558)
Total costs and expenses	255,962	173,647	9,741	439,350
Income/(loss) from operations	41,819	59,860	(9,741)	91,938
Interest expense	(44)	(115)	(743)	(902)
Intercompany interest income/(expense)	4,683	2,205	(6,888)	-
Other income/(expense)—net	119	37	(5,086)	(4,930)
Income/(loss) before income taxes	46,577	61,987	(22,458)	86,106
Income taxes	(11,365)	(14,915)	6,630	(19,650)
Net income/(loss)	$35,212	$47,072	$(15,828)	$66,456

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2023 AND 2022
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2023 (a)
Service revenues and sales	$631,339	$482,634	$-	$1,113,973
Cost of services provided and goods sold	516,739	228,159	-	744,898
Selling, general and administrative expenses	45,992	116,825	32,265	195,082
Depreciation	9,898	14,994	28	24,920
Amortization	52	4,975	-	5,027
Other operating expense	38	1,683	-	1,721
Total costs and expenses	572,719	366,636	32,293	971,648
Income/(loss) from operations	58,620	115,998	(32,293)	142,325
Interest expense	(102)	(257)	(1,963)	(2,322)
Intercompany interest income/(expense)	9,458	5,612	(15,070)	-
Other income—net	259	64	1,183	1,506
Income/(loss) before income taxes	68,235	121,417	(48,143)	141,509
Income taxes	(17,343)	(29,390)	12,722	(34,011)
Net income/(loss)	$50,892	$92,027	$(35,421)	$107,498

2022 (b)
Service revenues and sales	$596,970	$464,867	$-	$1,061,837
Cost of services provided and goods sold	454,773	218,600	-	673,373
Selling, general and administrative expenses	45,600	111,937	20,270	177,807
Depreciation	11,613	13,203	36	24,852
Amortization	49	4,989	-	5,038
Other operating expense	(955)	410	-	(545)
Total costs and expenses	511,080	349,139	20,306	880,525
Income/(loss) from operations	85,890	115,728	(20,306)	181,312
Interest expense	(96)	(229)	(1,387)	(1,712)
Intercompany interest income/(expense)	9,339	4,381	(13,720)	-
Other income—net	156	72	(9,020)	(8,792)
Income/(loss) before income taxes	95,289	119,952	(44,433)	170,808
Income taxes	(23,595)	(28,943)	12,355	(40,183)
Net income/(loss)	$71,694	$91,009	$(32,078)	$130,625

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE THREE MONTHS ENDED JUNE 30, 2023 AND 2022
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2023
Net income/(loss)	$26,128	$44,374	$(17,125)	$53,377
Add/(deduct):
Interest expense	51	124	596	771
Income taxes	8,829	14,116	(5,978)	16,967
Depreciation	4,940	7,681	13	12,634
Amortization	26	2,488	-	2,514
EBITDA	39,974	68,783	(22,494)	86,263
Add/(deduct):
Intercompany interest expense/(income)	(4,810)	(2,869)	7,679	-
Interest income	(79)	(34)	-	(113)
Licensed healthcare retention bonus	12,833	-	-	12,833
Stock option expense	-	-	8,400	8,400
Long-term incentive compensation	-	-	1,750	1,750
Adjusted EBITDA	$47,918	$65,880	$(4,665)	$109,133

2022
Net income/(loss)	$35,212	$47,072	$(15,828)	$66,456
Add/(deduct):
Interest expense	44	115	743	902
Income taxes	11,365	14,915	(6,630)	19,650
Depreciation	6,062	6,634	18	12,714
Amortization	26	2,494	-	2,520
EBITDA	52,709	71,230	(21,697)	102,242
Add/(deduct):
Intercompany interest expense/(income)	(4,683)	(2,205)	6,888	-
Interest income	(118)	(37)	1	(154)
Stock option expense	-	-	7,216	7,216
Long-term incentive compensation	-	-	1,517	1,517
Medicare cap sequestration adjustment	138	-	-	138
Direct costs related to COVID-19	(80)	-	-	(80)
Other	-	28	-	28
Adjusted EBITDA	$47,966	$69,016	$(6,075)	$110,907

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE SIX MONTHS ENDED JUNE 30, 2023 AND 2022
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2023
Net income/(loss)	$50,892	$92,027	$(35,421)	$107,498
Add/(deduct):
Interest expense	102	257	1,963	2,322
Income taxes	17,343	29,390	(12,722)	34,011
Depreciation	9,898	14,994	28	24,920
Amortization	52	4,975	-	5,027
EBITDA	78,287	141,643	(46,152)	173,778
Add/(deduct):
Intercompany interest expense/(income)	(9,458)	(5,612)	15,070	-
Interest income	(199)	(64)	-	(263)
Licensed healthcare retention bonus	23,750	-	-	23,750
Stock option expense	-	-	16,882	16,882
Long-term incentive compensation	-	-	4,264	4,264
Litigation settlements	-	1,756	-	1,756
Adjusted EBITDA	$92,380	$137,723	$(9,936)	$220,167
2022
Net income/(loss)	$71,694	$91,009	$(32,078)	$130,625
Add/(deduct):
Interest expense	96	229	1,387	1,712
Income taxes	23,595	28,943	(12,355)	40,183
Depreciation	11,613	13,203	36	24,852
Amortization	49	4,989	-	5,038
EBITDA	107,047	138,373	(43,010)	202,410
Add/(deduct):
Intercompany interest expense/(income)	(9,339)	(4,381)	13,720	-
Interest income	(155)	(71)	-	(226)
Stock option expense	-	-	14,667	14,667
Long-term incentive compensation	-	-	2,827	2,827
Direct costs related to COVID-19	310	960	-	1,270
Medicare cap sequestration adjustment	138	-	-	138
Other	-	28	-	28
Adjusted EBITDA	$98,001	$134,909	$(11,796)	$221,114

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net income as reported	$53,377	$66,456	$107,498	$130,625
Add/(deduct) pre-tax cost of:
Licensed healthcare worker retention bonus	12,833	-	23,750	-
Stock option expense	8,400	7,216	16,882	14,667
Amortization of reacquired franchise agreements	2,352	2,352	4,704	4,704
Long-term incentive compensation	1,750	1,517	4,264	2,827
Litigation settlements	-	-	1,756	-
Medicare cap sequestration adjustment	-	138	-	138
Other	-	28	-	28
Direct costs related to COVID-19	-	(80)	-	1,270
Add/(deduct) tax impacts:
Tax impact of the above pre-tax adjustments (1)	(5,525)	(2,038)	(11,151)	(4,449)
Excess tax benefits on stock compensation	(1,501)	(2,499)	(3,150)	(3,940)
Adjusted net income	$71,686	$73,090	$144,553	$145,870

Diluted Earnings Per Share As Reported
Net income	$3.51	$4.40	$7.09	$8.62
Average number of shares outstanding	15,219	15,111	15,167	15,152

Adjusted Diluted Earnings Per Share
Adjusted net income	$4.71	$4.84	$9.53	$9.63
Average number of shares outstanding	15,219	15,111	15,167	15,152

(1) The tax impact of pre-tax adjustments was calculated using the effective tax rate of the operating unit for which each adjustment is associated.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

Three Months Ended June 30,			Six Months Ended June 30,
OPERATING STATISTICS	2023	2022	2023	2022
Net revenue ($000) (c)
Homecare	$278,116	$257,631	$545,166	$515,267
Inpatient	27,401	24,619	56,494	51,189
Continuous care	21,081	19,538	41,022	39,116
Other	3,154	3,213	6,175	6,220
Subtotal	$329,752	$305,001	$648,857	$611,792
Room and board, net	(2,904)	(2,166)	(5,672)	(4,283)
Contractual allowances	(3,237)	(3,054)	(6,346)	(6,039)
Medicare cap allowance	(2,750)	(2,000)	(5,500)	(4,500)
Net Revenue	$320,861	$297,781	$631,339	$596,970
Net revenue as a percent of total before Medicare cap allowance
Homecare	84.3%	84.5%	84.0%	84.2%
Inpatient	8.3	8.1	8.7	8.4
Continuous care	6.4	6.4	6.3	6.4
Other	1.0	1.0	1.0	1.0
Subtotal	100.0	100.0	100.0	100.0
Room and board, net	(0.8)	(0.7)	(0.9)	(0.7)
Contractual allowances	(1.0)	(1.0)	(1.0)	(1.0)
Medicare cap allowance	(0.8)	(0.7)	(0.8)	(0.7)
Net Revenue	97.4%	97.6%	97.3%	97.6%
Days of care
Homecare	1,340,655	1,266,604	2,627,092	2,525,276
Nursing home	279,898	259,046	545,327	507,514
Respite	6,159	6,095	11,919	11,463
Subtotal routine homecare and respite	1,626,712	1,531,745	3,184,338	3,044,253
Inpatient	25,125	23,155	51,494	47,742
Continuous care	21,873	20,802	42,559	41,884
Total	1,673,710	1,575,702	3,278,391	3,133,879

Number of days in relevant time period	91	91	181	181
Average daily census ("ADC") (days)
Homecare	14,732	13,918	14,514	13,952
Nursing home	3,076	2,847	3,013	2,804
Respite	68	67	66	63
Subtotal routine homecare and respite	17,876	16,832	17,593	16,819
Inpatient	276	254	286	264
Continuous care	240	229	235	231
Total	18,392	17,315	18,114	17,314

Total Admissions	15,611	14,735	31,790	31,265
Total Discharges	15,104	14,603	30,509	31,465
Average length of stay (days)	99.5	103.7	99.7	104.3
Median length of stay (days)	16.0	17.0	15.0	16.0

ADC by major diagnosis
Cerebro	41.9%	37.6%	42.0%	37.5%
Neurological	18.8	22.7	19.0	22.8
Cancer	10.8	11.2	10.6	11.2
Cardio	16.1	15.8	16.0	15.8
Respiratory	7.1	7.2	7.2	7.3
Other	5.3	5.5	5.2	5.4
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	25.9%	23.8%	26.2%	23.4%
Neurological	10.1	13.0	10.4	12.9
Cancer	27.1	27.3	25.9	26.0
Cardio	16.3	15.4	16.3	14.7
Respiratory	9.8	9.9	10.4	10.6
Other	10.8	10.6	10.8	12.4
Total	100.0%	100.0%	100.0%	100.0%

Estimated uncollectible accounts as a percent of revenues	1.0%	1.0%	1.0%	1.0%

Accounts receivable --
Days of revenue outstanding-excluding unapplied Medicare payments	35.2	33.7	n.a.	n.a.
Days of revenue outstanding-including unapplied Medicare payments	22.6	28.2	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2023 AND 2022
(unaudited)

(a)	Included in the results of operations for 2023 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended June 30, 2023
		VITAS	Roto-Rooter	Corporate	Consolidated

	Licensed healthcare worker retention bonus	$(12,833)	$-	$-	$(12,833)
	Stock option expense	-	-	(8,400)	(8,400)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Long-term incentive compensation	-	-	(1,750)	(1,750)
	Pretax impact on earnings	(12,833)	(2,352)	(10,150)	(25,335)
	Excess tax benefits on stock compensation	-	-	1,501	1,501
	Income tax benefit on the above	3,259	623	1,643	5,525
	After-tax impact on earnings	$(9,574)	$(1,729)	$(7,006)	$(18,309)

		Six Months Ended June 30, 2023
		VITAS	Roto-Rooter	Corporate	Consolidated

	Licensed healthcare worker retention bonus	$(23,750)	$-	$-	$(23,750)
	Stock option expense	-	-	(16,882)	(16,882)
	Amortization of reacquired franchise agreements	-	(4,704)	-	(4,704)
	Long-term incentive compensation	-	-	(4,264)	(4,264)
	Litigation settlements	-	(1,756)	-	(1,756)
	Pretax impact on earnings	(23,750)	(6,460)	(21,146)	(51,356)
	Excess tax benefits on stock compensation	-	-	3,150	3,150
	Income tax benefit on the above	6,033	1,712	3,406	11,151
	After-tax impact on earnings	$(17,717)	$(4,748)	$(14,590)	$(37,055)

(b)	Included in the results of operations for 2022 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended June 30, 2022
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(7,216)	$(7,216)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Long-term incentive compensation	-	-	(1,517)	(1,517)
	Medicare cap sequestration adjustment	(138)	-	-	(138)
	Direct costs related to COVID-19	80	-	-	80
	Other	-	(28)	-	(28)
	Pretax impact on earnings	(58)	(2,380)	(8,733)	(11,171)
	Excess tax benefits on stock compensation	-	-	2,499	2,499
	Income tax benefit on the above	15	631	1,392	2,038
	After-tax impact on earnings	$(43)	$(1,749)	$(4,842)	$(6,634)

		Six Months Ended June 30, 2022
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(14,667)	$(14,667)
	Amortization of reacquired franchise agreements	-	(4,704)	-	(4,704)
	Long-term incentive compensation	-	-	(2,827)	(2,827)
	Direct costs related to COVID-19	(310)	(960)	-	(1,270)
	Medicare cap sequestration adjustment	(138)	-	-	(138)
	Other	-	(28)	-	(28)
	Pretax impact on earnings	(448)	(5,692)	(17,494)	(23,634)
	Excess tax benefits on stock compensation	-	-	3,940	3,940
	Income tax benefit on the above	114	1,508	2,827	4,449
	After-tax impact on earnings	$(334)	$(4,184)	$(10,727)	$(15,245)

(c)

VITAS has 10 large (greater than 450 ADC), 18 medium (greater than 200 but less than 450 ADC) and 22 small (less than 200 ADC) hospice programs.  Of Vitas' 30 Medicare provider numbers, for the current cap year, 24 provider numbers have a Medicare cap cushion of greater than 10%, three provider numbers have a Medicare cap cushion between 5% and 10% and three provider numbers have a Medicare cap liability.